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                                                             EXHIBIT 23


            Consent of Ernst & Young LLP, Independent Auditors
            --------------------------------------------------


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-29136) pertaining to the CSX Corporation Capital Builder Plan of our report dated March 24, 1997, with respect to the financial statements and schedules of the CSX Corporation Capital Builder Plan included in this Annual Report (Form 11-K) for the fiscal year ended September 30, 1996.



                                          /s/ ERNST & YOUNG LLP
                                          ---------------------
                                          Ernst & Young LLP

Jacksonville, Florida
March 26, 1997





























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